SCHEDULE 14A INFORMATION


        Proxy Statement Pursuant to Section 14(a) of the Securities and
                              Exchange Act of 1934


Filed by the Registrant                      [X]
Filed by a Party other than the Registrant   [ ]


Check the appropriate box:

 [ ] Preliminary Proxy Statement
 [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
 [X] Definitive Proxy Statement
 [ ] Definitive Additional Materials
 [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12


                       ST. MARY LAND & EXPLORATION COMPANY
        -----------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


       -----------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (check the appropriate box):

 [X] No fee required.

 [ ] Fee computed on table below per Exchange Act Rules
         14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

          -------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

          -------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          -------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

          -------------------------------------------------------

     5)   Total fee paid:

          -------------------------------------------------------

 [ ] Fee paid previously with preliminary materials.

 [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          -------------------------------------------------------

     2)   Form, Schedule or Registration Statement Number:

          -------------------------------------------------------

     3)   Filing party:

          -------------------------------------------------------

     4)   Date filed:

          -------------------------------------------------------

                                                        April 16, 1998





Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Stockholders which will be held in the Forum Room of Norwest Bank, 1740 Broadway, Denver, Colorado on Wednesday, May 20, 1998 at 3:00 p.m. Mountain Daylight Time.

     The matters to be acted upon at the meeting will include the election of nine Directors, the approval of an Employee Stock Purchase Plan and the approval of an increase in the number of authorized shares of Common Stock. In addition, reports of the Company's operations and other matters of interest will be made at the meeting. Shareholders will have an opportunity to ask questions of general interest.

     Please complete and sign the enclosed proxy card and return it promptly in the accompanying envelope. This will ensure that your shares are represented at the meeting even if you can not attend. Returning your proxy card to us will not prevent you from voting in person at the meeting if you are present and wish to do so.

     Thank you for your cooperation in returning your proxy card as promptly as possible. We hope to see many of you at our meeting in Denver.

                                              Very truly yours,



                                              Thomas E. Congdon
                                              Chairman

                       ST. MARY LAND & EXPLORATION COMPANY
                         1776 Lincoln Street, Suite 1100
                             Denver, Colorado 80203

        -----------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
        -----------------------------------------------------------------

                                  May 20, 1998


TO ALL SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of St. Mary Land & Exploration Company will be held in the Forum Room of Norwest Bank, 1740 Broadway, Denver, Colorado on Wednesday, May 20, 1998 at 3:00 p.m. Mountain Daylight Time. The meeting shall have the following purposes:

       1. To elect nine Directors to serve during the ensuing year and until their successors are elected and qualified;

       2. To approve an Employee Stock Purchase Plan. The Employee Stock Purchase Plan is intended to attract, retain and motivate employees of the Company and of any subsidiary of the Company by providing them with a means to acquire ownership interest in the Company's Common Stock;

       3. To approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock to 50,000,000 shares. The purpose of the increase in authorized shares is to provide the Company with additional financial flexibility;

       4. To transact any other business which may properly come before the meeting at the time and place scheduled or, should the meeting be adjourned, at such time and place as it may be resumed.

     Only Stockholders of record at the close of business on April 3, 1998 will be entitled to vote at this meeting.

     Please execute and return the accompanying proxy in the enclosed envelope as soon as possible. Any Stockholder who signs and returns the accompanying proxy shall have the power to revoke it at any time before it is exercised.

                                           By Order of the Board of Directors

                                           /s/ DAVID L. HENRY
                                           -----------------------
                                           David L. Henry
                                           Secretary
Denver, Colorado
April 16, 1998

                       ST. MARY LAND & EXPLORATION COMPANY
             1776 Lincoln Street, Suite 1100, Denver, Colorado 80203
                                 (303) 861-8140



                                 PROXY STATEMENT
                            -------------------------


                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 20, 1998
                            ------------------------


      The accompanying proxy is solicited by the Board of Directors of St. Mary Land & Exploration Company (the "Company") for use at the annual meeting of stockholders (the "Annual Meeting") to be held in the Forum Room of Norwest Bank, 1740 Broadway, Denver, Colorado on Wednesday, May 20, 1998 at 3:00 p.m. local time, and at any and all adjournments thereof, for the purposes set forth in the Notice of Annual Meeting of Stockholders. The Company anticipates that this Proxy Statement and the accompanying form of proxy will be first sent or given to stockholders on or about April 16, 1998.

      Any stockholder giving such a proxy has the right, at any time before it is voted, to revoke the proxy by giving written notice to the Secretary of the Company, by executing a new proxy bearing a later date, or by voting in person at the Annual Meeting. A proxy, when executed and not revoked, will be voted in accordance therewith. If no instructions are given, proxies will be voted FOR management's slate of directors and FOR approval of the Employee Stock Purchase Plan and FOR approval of the increase in the number of authorized shares of common stock ("Common Stock").

      All expenses in connection with the solicitation of proxies will be borne by the Company. The solicitation will be made by mail. The Company will also supply brokers or persons holding stock in the names of brokers or their nominees with such number of proxies, proxy material and annual reports as they may require for mailing to beneficial owners and will reimburse them for their reasonable expenses incurred in connection therewith. Certain directors, officers and employees of the Company not specifically employed for that purpose may, without additional compensation, solicit proxies by mail, telephone, facsimile transmission, telegraph or personal interview.

      UPON WRITTEN REQUEST, THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES
THERETO,  FOR THE  FISCAL  YEAR  ENDED  DECEMBER  31,  1997 TO  EACH  RECORD  OR
BENEFICIAL  OWNER  OF ITS  COMMON  STOCK ON THE  RECORD  DATE.  THERE  WILL BE A
REASONABLE CHARGE FOR COPIES OF THE EXHIBITS TO THE REPORT, LIMITED TO THE COMPANY'S REASONABLE EXPENSES IN FURNISHING THE EXHIBITS. SUCH REQUESTS SHOULD BE DIRECTED TO THE COMPANY AT 1776 LINCOLN STREET, SUITE 1100, DENVER, COLORADO 80203, ATTENTION: ADELE LINNEMAN.

                                VOTING SECURITIES

      The close of business on Friday, April 3, 1998 has been fixed by the Board of Directors of the Company as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. On that date, the Company had outstanding 10,984,023 shares of Common Stock, all of which are entitled to vote on the matters to come before the Annual Meeting.

      Each outstanding share of common stock entitles the holder to one vote. The presence in person or by proxy of one-third of the outstanding shares of common stock is necessary to constitute a quorum at the meeting, but if a quorum should not be present, the meeting may be adjourned from time to time until a quorum is obtained. If a quorum is present, approval of the amendment to the Company's Certificate of Incorporation requires the affirmative vote of a majority of all stockholders entitled to vote. Approval of all other matters upon which the stockholders are to vote requires the affirmative vote of a majority of shares represented in person or by proxy at the meeting. Accordingly, any shares present but not voted shall have the same effect as shares voted against approval.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table shows beneficial ownership of shares of the Company's outstanding common stock as of the record date (i) by all persons, insofar as is known to the Company, owning more than 5% of such stock and (ii) by each director, each of the executive officers, and all directors and executive officers as a group.

         Name and Position               Amount and Nature of       Percent
        of Beneficial Owner              Beneficial Ownership        Owned
        -------------------              --------------------       -------

Stockholders Owning More Than 5%
   Greenhouse Associates (1)                   644,731                5.9

Directors and Executive Officers
   Larry W. Bickle                               8,200                (*)
      Director
   David C. Dudley (2)(3)                       86,679                 .8
      Director
   Richard C. Kraus                              2,600                (*)
      Director
   R. James Nicholson (3)(4)                    18,777                 .2
      Director
   Arend J. Sandbulte (3)(5)                    11,584                 .1
      Director
   John M. Seidl                                 4,900                (*)
      Director
   Thomas E. Congdon (6)(7)                    107,782                1.0
      Chairman and Director
   Mark A. Hellerstein (8)                       8,756                (*)
      President, Chief Executive
      Officer and Director
   Ronald D. Boone (9)                          42,649                 .4
      Executive Vice President and
      Chief Operating Officer
   Ralph H. Smith (10)                           3,742                (*)
      Senior Vice President -
      Mid-Continent
   David L. Henry                                  -                   -
      Vice President-Finance, Chief
      Financial Officer and Secretary
   All Executive Officers and Directors        295,669                2.7
      as a Group (11 persons) (11)
-------------
 (*)   Ownerhsip is less than 0.1 percent.
 (1) The address of Greenhouse Associates is Dudley & Company, 444 Madison Avenue, 34th Floor, New York, New York 10022. Greenhouse Associates is a Dudley family general partnership, the partners of which include David C. Dudley.
 (2) Includes 64,473 shares which represents 10% of the total number of shares of Common Stock owned by Greenhouse Associates, in which Mr. Dudley is a 10% general partner.
 (3)   Includes 3,401 shares underlying presently exercisable stock options.
 (4) Held by the defined benefit plan of a corporate affiliate as to which Mr. Nicholson has voting and investment power.
 (5) Includes 400 shares held of record by the spouse of Arend J. Sandbulte as to which he may be deemed to be the beneficial owner.
 (6) Includes 12,205 shares held of record by the spouse of Thomas E. Congdon as to which he may be deemed to be the beneficial owner. Thomas E. Congdon and members of his extended family own approximately 30 percent of the outstanding common stock of the Company. While no formal arrangements exist, these extended family members may be inclined to act in concert with Mr. Congdon on matters related to control of the Company.
 (7)   Includes 32,150 shares underlying presently exercisable stock options.
 (8)   Includes 6,087 shares underlying presently exercisable stock options.
 (9)   Includes 39,942 shares underlying presently exercisable stock options.
 (10) Includes 1,942 shares held of record by the spouse of Ralph H. Smith as to which he may be deemed to be the beneficial owner.
 (11)  Includes 103,042 shares underlying presently exercisable stock options.

                        BOARD OF DIRECTORS AND COMMITTEES

       All directors of the Company are elected annually. At this meeting, nine directors are to be elected to serve for one year or until their successors are elected and qualified. The Company's nominees for these directorships are identified below, all of whom are currently serving in that capacity.

       The proxies will be voted for such persons as the Company shall determine unless a contrary specification is made in the proxy. All nominees have indicated their willingness to serve as directors of the Company. However, if any nominee is unable or should decline to serve as a director, it is the intention of the persons named in the proxy to vote for such other person as they in their discretion shall determine.

       The Board of Directors, acting as a Nominating Committee of the Whole, selects director nominees and will consider suggestions by stockholders for names of possible future nominees delivered in writing to the Secretary of the Company on or before November 1 in any year for election at the next Annual Meeting. The Board performed its Nominating Committee functions during the course of regular meetings of the full Board of Directors in early 1998. The Board has a Compensation Committee whose primary function is to oversee the administration of the Company's employee benefit plans and to establish the Company's compensation policies. The Compensation Committee recommends to the Board the compensation arrangements for senior management and directors, adoption of compensation plans in which officers and directors are eligible to participate, and the granting of stock options or other benefits under compensation plans. See "Report of Compensation Committee" contained herein. This committee, comprised of Richard C. Kraus, Chairman, R. James Nicholson and Arend J. Sandbulte, met once during 1997. All members of the committee attended the meeting. The Board also has an Audit Committee to assist the Board in fulfilling its responsibilities for financial reporting by the Company. The Audit Committee recommends the engagement and discharge of independent auditors, directs and supervises special investigations when necessary, reviews with independent auditors the audit plan and the results of the audit, reviews the independence of the independent auditors, considers the range of audit fees, and reviews the scope and results of the Company's procedures for internal auditing and the adequacy of its system of internal accounting controls. Members of the audit committee are John M. Seidl, Chairman, Larry W. Bickle and Richard C. Kraus. The audit committee met twice during 1997 to review the audit plan and the results of the audit and to plan and recommend auditors for the next audit. All members of the audit committee attended each meeting.

       During 1997, the full Board of Directors met six times. No director attended less than 75% of the Board and committee meetings held during the Director's tenure on the Board and its committees.

Nominees
--------

       The  following   information   regarding  the  nominees  is  provided  in
conjunction with their nomination for re-election.

                                                                        Age at             Director
     Directors/Occupation and Background                            April 16, 1998           Since
     -----------------------------------                            --------------         --------
     Thomas E. Congdon.  Mr. Congdon has served  the Company              71                 1966
as an officer and director since 1966,  including service as its President and Chief  Executive  Officer for more than 25 years.  Mr.  Congdon is also a director,  officer or general partner of a number of family  corporations and partnerships which produce scientific and statistical software,  iron ore and agricultural products,  manage marketable securities and own and operate developed real estate. From 1980 to 1991, he was  Chairman of the Board of  Directors of CoCa Mines Inc.,
which was an affiliate of the Company during that time. From
1974  to  1994,  he  was a  director  of  Colorado  National
Bankshares Inc., a bank holding company.

     Mark A. Hellerstein. Mr. Hellerstein joined the Company              45                 1992
in September 1991 and served as Executive Vice President and
Chief Financial Officer until May 1992, at which time he was elected  President  and  a  director  of  the  Company.  Mr.
Hellerstein  was  elected  Chief  Executive  Officer  of the
Company in May 1995.  He also has served as  Chairman of the
Board of Summo Minerals since 1995. From 1987 through August
1991 (excluding October 1989 to May 1990), he served as Vice
President-Finance, Chief Financial Officer and Secretary for
CoCa Mines Inc.

     Ronald D.  Boone.  Mr.  Boone has served the Company as              50                 1996
Executive  Vice  President  since 1990,  as Chief  Operating
Officer  since 1992 and as a director of the  Company  since
1996.  From  1981  to  1990,  he  was  employed  in  various capacities by Anderman/Smith Operating Company, an affiliate of the Company  during that  period,  most  recently as Vice
President-Production and Engineering.

     Larry W. Bickle. Mr. Bickle has served as a director of              52                 1995
the Company since 1995. He is currently Managing Director of
Haddington Ventures,  L.L.C., a private company that invests in  midstream  energy  companies  and  assets.  He is also a
Director of Unisource,  Inc., the holding company for Tucson
Electric.  He formerly  founded and was  Chairman  and Chief
Executive  Officer of TPC Corporation,  a public gas storage and transportation company.


                                       4

     David C. Dudley. Mr. Dudley has served as a director of              47                 1986
the  Company  since  1986.  Since  1983,  he has  served  as
Operating  Manager  of  Dudley &  Associates,  LLC,  Denver,
Colorado,   a  closely-held  oil  and  gas  exploration  and
production  firm.  Since 1985,  he has served as a member of the New York investment  advisory firm Dudley & Company LLC.
In addition,  since 1980 Mr.  Dudley has served as a general partner of Greenhouse Associates,  a closely-held investment partnership.

     Richard C. Kraus. Mr. Kraus has served as a director of              51                 1994
the Company since 1994. From 1981 to 1997 he was employed by
Echo Bay Mines Ltd., a public company  engaged  primarily in mining  operations,  most  recently  as a  Director  and its
President and Chief Executive Officer.

     R.  James  Nicholson.  Mr.  Nicholson  has  served as a              60                 1987
director of the  Company  since  1987.  Since  1978,  he has served as President of Nicholson  Enterprises,  Inc., a land development  company.  Mr.  Nicholson  has  also  served  as
President of Renaissance  Homes, a residential home building company,  since  1988.  From  1974 to 1997  he  served  as a director of Lerch,  Bates &  Associates,  Inc., a consulting engineering  firm. He was elected Chairman of the Republican
National Committee in January 1997.

     Arend J.  Sandbulte.  Mr.  Sandbulte  has  served  as a              64                 1989
director of the Company  since 1989.  From 1964 to 1996,  he
was  employed  by  Minnesota   Power  &  Light  Company,   a
publicly-held,  diversified energy utility, most recently as its  Chairman of the Board,  President  and Chief  Executive
Officer,  and  continues  as a director of this  utility,  a position to which he was first elected in 1983.

     John M.  Seidl.  Mr.  Seidl has served as a director of              59                 1994
the Company  since 1994.  He  currently  serves as Chairman,
President,  Chief Executive  Officer and director of CellNet
Data Systems. From 1989 to 1993, he served as an officer and director of  MAXXAM  Inc., a public  company, and of  Kaiser
Aluminum  Corporation and  The Pacific  Lumber Company, sub-
sidiaries of MAXXAM Inc.


       There are no family relationships (first cousin or closer) among the directors. There are no arrangements or understandings between any director and any other person pursuant to which that director was or is to be elected.

Director Compensation
---------------------

        Each non-employee director receives 600 shares of the Company's stock per year for serving as a director and is paid $750 for each meeting attended. Non-employee directors named to the various committees are paid $600 for each committee meeting attended. Directors are reimbursed for expenses incurred in attending Board and committee meetings. Members of the Board of Directors also participate in the Company's Stock Option Plan as described below under Executive Compensation.

                        EXECUTIVE OFFICERS OF THE COMPANY

       The following background information is provided on the Company's executive officers.

                                                                         Age at          Officer
     Name/Position and Background                                     April 16,1998       Since
     ----------------------------                                     -------------      -------
     Thomas E.  Congdon.  Chairman.  See "Board of Directors                71             1996
and Committees."

     Mark A.  Hellerstein.  President  and  Chief  Executive                45             1991
Officer. See "Board of Directors and Committees."

     Ronald D. Boone.  Executive  Vice  President  and Chief                50             1990
Operating Officer. See "Board of Directors and Committees."

     Ralph H. Smith.  Senior Vice President - Mid-Continent.                55             1995
Mr. Smith has served the Company as Senior Vice  President -
Mid-Continent   since  1995.  From  1982  to  1994,  he  was
Executive   Vice  President  of   Anderman/Smith   Operating
Company,  an affiliate of the Company during that period.

     David L. Henry. Vice President-Finance, Chief Financial                41             1996
Officer and Secretary.  Mr. Henry joined the Company in 1996 as Vice  President-Finance and Chief Financial Officer. From
1983  to  1996,   he  was  employed  in  corporate   finance
investment banking positions with Boettcher & Company, Inc.,
CharterWest    Capital    Co.   and   most    recently    as
Director-Corporate Finance for Hanifen, Imhoff Inc.


       The executive officers of the Company serve at the pleasure of the Board of Directors and do not have fixed terms. Executive officers generally are elected at the regular meeting of the Board immediately following the annual stockholder meeting. Any officer or agent elected or appointed by the Board of Directors may be removed by the Board whenever in its judgment the best interests of the Company will be served thereby without prejudice, however, to contractual rights, if any, of the person so removed.

       There are no family relationships (first cousin or closer) among the executive officers. There are no arrangements or understandings between any officer and any other person pursuant to which that officer was elected.

                             EXECUTIVE COMPENSATION

       In addition to salaries, the Company has granted stock appreciation rights ("SARs") to certain executive management personnel. These individuals also participate with other members of management in a net profits interest bonus plan and with selected other employees in a stock option plan. All employees are eligible to participate in the Company's cash bonus plan. These plans are described on pages 9-12 of this proxy.

       The following table sets forth the annual and long term compensation received during each of the Company's last three years by the Chief Executive Officer of the Company and by the four other highest compensated executive officers of the Company during 1997.


                           SUMMARY COMPENSATION TABLE
                           --------------------------

                                                                       Long Term Compensation
                                                                      -------------------------
                                                                               Awards
                                                                      -------------------------
                                             Annual Compensation      Restricted                    All Other
     Name and                               ----------------------       Stock        Options/    Compensation
Principal Position                Year      Salary($)       Bonus      Awards($)      SARs (#)       ($) (1)
------------------                ----      ---------     --------     ---------      --------    ------------
Mark A. Hellerstein               1997       $235,000     $410,167 (2)       -          9,241       $ 9,500
  President and Chief             1996        219,167       63,563           -         56,239 (3)     9,500
  Executive Officer               1995        205,000       32,631           -          7,547         9,240

Ronald D. Boone                   1997        186,667      389,735 (2)       -          7,372         9,500
  Executive Vice President        1996        173,333       54,279           -         48,622 (3)     9,500
  and Chief Operating Officer     1995        163,333       24,325           -          6,038         9,240

Ralph H. Smith (4)                1997        176,000       51,150           -          6,767         9,500
  Senior Vice President -         1996        169,333        8,350           -         15,425 (3)     1,740
  Mid-Continent                   1995         41,750          350           -            -             -

David L. Henry (5)                1997        129,933       38,850           -          5,014         5,236
  Vice President-Finance,         1996         85,295          350           -         14,573 (3)       -
  Chief Financial Officer and
  Secretary

John P. Congdon (6)               1997        113,500      254,948 (2)       -          1,400         6,810
                                  1996        108,667       27,140           -         30,470 (3)     6,520
                                  1995        104,533       13,850           -          3,898         6,160

--------------
(1)  Amounts consist of the Company's contribution to the 401(k) Savings Plan.
(2) Includes cash bonuses and payments pursuant to the Company's SAR Plan and Net Profits Interest Bonus Plan.
(3) Includes SARs granted January 1, 1996, options granted effective November 21, 1996 pursuant to the Stock Option Plan to cap appreciation for all SARs at $20.50 per SAR, and options granted on December 31, 1996 pursuant to the Company's Stock Option Plan and ISO Plan.
(4) Ralph H. Smith became an executive officer October 1, 1995, compensated at an annual salary of $167,000.
(5) David L. Henry became an executive officer April 29, 1996, compensated at an annual salary of $125,000.
(6) John P. Congdon retired effective March 1, 1998. Mr. Congdon's option awards reflect the forfeiture of 2,080 unvested options granted in 1996 and 2,972 unvested options granted in 1997.

         Stock options granted to the Company's five highest compensated executive officers during 1997 are set forth in the following two tables.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                   Individual Grants
-------------------------------------------------------------------------------------    Potential Realizable Value
                                              Percentage of                              at Assumed Annual Rates of
                                                 Total                                    Stock Price Appreciation
                                            Options Granted                                    for Option Term
                             Number of        to Employees    Base Price   Expiration    --------------------------
  NAME                    Options Granted        in 1997       Per Share      Date           5%              10%
--------                  ---------------   ---------------   ----------   ----------    ----------      ----------
Mark A. Hellerstein           2,492 (1)           3.4%          $29.38      12/31/06     $  46,037       $ 116,666
                              6,749 (2)           6.5%          $35.00      12/31/07       148,554         376,466

Ronald D. Boone               1,972 (1)           2.7%          $29.38      12/31/06        36,430          92,322
                              5,400 (2)           5.2%          $35.00      12/31/07       118,861         301,217

Ralph H. Smith                1,907 (1)           2.6%          $29.38      12/31/06        35,229          89,278
                              4,860 (2)           4.7%          $35.00      12/31/07       106,975         271,096

David L. Henry                1,402 (1)           1.9%          $29.38      12/31/06        25,900          65,636
                              3,612 (2)           3.5%          $35.00      12/31/07        79,505         201,481

John P. Congdon (3)             614 (1)           1.7%          $29.38      12/31/06        11,343          28,745
                                786 (2)           3.0%          $35.00      12/31/07        17,301          43,844

------------
(1) Stock options granted effective May 21, 1997 pursuant to the Company's Stock Option Plan as described on page 10 of this proxy statement.
(2) Stock options granted effective December 31, 1997 pursuant to the Company's Stock Option Plan as described on page 10 of this proxy statement.
(3) John P. Congdon retired effective March 1, 1998 and forfieted 2,972 unvested options

                   AGGREGATED OPTION/SAR EXERCISES IN 1997 AND
                       DECEMBER 31, 1997 OPTION/SAR VALUE

                                                             Number of                 Value of Unexercised
                                                     Unexercised Options/SARs              In-the-Money
                                                             Held at                      Options/SARs at
                             Shares                      December 31, 1997             December 31, 1997 (1)
                            Acquired     Value    ------------------------------  ------------------------------
  Name                    on Exercise   Realized   Exercisable    Unexercisable    Exercisable    Unexercisable
--------                  -----------  ---------   -----------    -------------   -------------  ---------------
Mark A. Hellerstein (2)      41,379    1,024,988        6,087           37,642      $   143,045      $   604,449

Ronald D. Boone (3)          7,307      229,805        39,942           29,981          975,989          484,745

Ralph H. Smith                 -            -             -             16,228              -            173,525

David L. Henry                 -            -             -             13,587              -            162,098

John P. Congdon (4)            -            -          14,660           13,389          421,942          126,364

--------------
   (1) On December 31, 1997, the last reported sales price of the Common Stock as quoted on the Nasdaq National Market System was $35.00.
   (2) On September 1, 1991, the Company granted Mr. Hellerstein an option to purchase 27,307 shares of the Company's Common Stock at an exercise price of $3.30 per share. The option was exercised in 1997.
   (3) On November 1, 1990, the Company granted Mr. Boone an option to purchase 27,307 shares of the Company's Common Stock at an exercise price of $3.30 per share. The option expires ten years from the date of grant. In 1997, 7,307 shares were exercised, leaving 20,000 shares remaining under this option.
   (4) John P. Congdon retired effective March 1, 1998. Mr. Congdon's unexercisable options held at December 31, 1997 reflect the forfeiture of 2,080 unvested options granted in 1996 and 2,972 unvested options granted in 1997.

Incentive Compensation Plans
----------------------------

       Effective January 1992, the Company adopted the Cash Bonus Plan, the Net Profits Interest Bonus Plan, and the Stock Appreciation Rights Plan ("SAR Plan"). On November 21, 1996 the Company adopted the Stock Option Plan and on March 27, 1997 the Company adopted the Incentive Stock Option Plan.

    Cash Bonus Plan. In January of each year the Board of Directors of the Company determines whether the Company's performance during the prior year warrants payment of a cash bonus to employees. If so, the Board designates key employees to participate in the Cash Bonus Plan and the aggregate amount of bonuses to be paid to those designated persons, which amount is to be not less than ten nor more than fifty percent of their aggregate base salaries. The Cash Bonus Plan participants share in such aggregate amount pro rata to the performance adjusted base salary of each participant. The performance adjusted base salary is between zero and one hundred percent of the employee's base salary for the prior calendar year as determined by his or her supervisor. The performance adjusted base salary of the Chief Executive Officer of the Company is determined by the Board of Directors. No participant may receive a pro rata portion of the aggregate bonus amount in excess of fifty percent of his or her salary for the prior year and a participant must be employed by St. Mary at the time the cash bonuses are awarded. The Board of Directors has the unilateral right to terminate or modify the Cash Bonus Plan.

    Net Profits Interest Bonus Plan. Each year the Board of Directors of the Company designates key employees to participate in the Net Profits Interest Bonus Plan for the following calendar year. Participation is contingent upon the participant continuing to be an employee of the Company throughout the entire calendar year. The participants receive a bonus based on the aggregate net profits earned by the Company's interests in oil and gas wells completed or acquired during the following year. The total amount of the bonus pool to be distributed to all participants for such year is ten percent of net profits after the Company has recovered one hundred percent of all costs incurred by it with respect to those wells. The bonus pool increases to twenty percent of aggregate net profits after the Company has recovered two hundred percent of costs.

       Participants in the Net Profits Interest Bonus Plan for a year share in the net profits bonus pool for the year in proportion to their relative weighted base salaries during that year. For this purpose, the salaries of the President and the Executive Vice President of the Company are weighted at one hundred percent of their base salaries and the salaries of all other participants are weighted at two-thirds thereof or less.

       In the event that the Company engages in a large oil and gas acquisition during a calendar year, which is defined as a project having a cost of more than 75 percent of the average annual aggregate costs expended by the Company for other oil and gas projects during such year and during the preceding two calendar years, such large project is accounted for as a separate pool and the ten and twenty percent net profits interests are proportionately reduced to the extent that this large project exceeds that 75 percent comparison. Moreover, the costs of the Company to be recovered in determining the net profits of a large project include interest. Oil and gas projects with aggregate costs incurred over more than one year are also accounted for as a separate pool if such costs exceed 10 percent of the Company's average annual expenditures for acquisition, exploration and development during the initial year and the preceding two calendar years, exclusive of this project and other similar large projects.

       The Company has the right at any time to acquire the rights of all participants in any Plan Year if the participants holding no less than two-thirds of the Plan Year's interests have agreed in writing to the terms and conditions of a buyout of that Plan Year. The Board of Directors has the right at any time to terminate or modify prospectively the Net Profits Interest Bonus Plan.

    Stock Appreciation Rights Plan. Effective January 1, 1992 the Company adopted a SAR Plan. Participation in the plan was limited to the directors and the most senior employees of the Company. The SAR Plan was designed to provide a participant with the opportunity five years after he was allocated a stock appreciation right to receive with respect to such right a cash amount equal to 100% of his base salary for the year of grant if the per share value of the Common Stock during such five-year period increased at an average rate of 25% per annum. This plan was replaced by a Stock Option Plan on November 21, 1996, subject to all SARs then granted. As part of this new option plan, substantially all of the SARs previously granted were capped at $20.50, the market price on that date, and an equal number of stock options were granted to replace them with an exercise price of $20.50 which allows the holders to realize the same appreciation as would otherwise have been realized under the SAR Plan.

    Stock Option Plan. Effective November 21, 1996 the Company adopted a Stock Option Plan. Directors and selected employees of the Company are granted options under the Stock Option Plan at the discretion of the Board of Directors. Options are exercisable five years after grant and expire unless exercised within ten years of grant.

       The Board of Directors of the Company each year determines the participants in the Stock Option Plan. The right of a participant to an allocated stock option vests 25% immediately and the balance ratably over a three-year period following the award of the option so that if such participant terminates his employment prior to three years after an award, the award will be proportionately reduced. However, by Board resolution, the options of a participant employed by the Company for no less than 12 years who retires after reaching age 60 and who does not subsequently become a full-time employee of a competitor prior to reaching age 65 shall not be subject to any reduction. Non-employee directors currently receive each year non-tax qualified options for 1,000 shares which vest over a three-year period in the same manner as for employee participants, except that the options of a director who retires after five years of service shall become fully vested upon retirement. The Board of Directors retains the right to terminate or modify prospectively the Stock Option Plan at any time.

       In addition, the Board of Directors adopted on March 27, 1997 an Incentive Stock Option Plan ("ISO Plan") which is intended to be a companion option plan with the Stock Option Plan. The ISO Plan is an alternative to the above-described Stock Option Plan for those employees designated by the Board of Directors to be granted stock options, with such employees electing at the time of grant whether the options to be granted shall be non-tax qualified options granted under the above-described Stock Option Plan or incentive stock options granted under the ISO Plan.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

       The Compensation Committee of the Board of Directors (the "Committee") administers the Company's executive compensation programs. After consideration of the Committee's recommendations, the full Board of Directors reviews and approves the salaries of all elected officers, including those of the executive officers named in the Summary Compensation Table on page 7. The Committee is responsible for all other elements of executive compensation, including cash bonuses, stock options, and the Net Profits Interest Bonus. The Committee is also responsible for approving the salaries of all officers, reviewing salary policies for all employees and approving the amount and distribution of payments made under the Cash Bonus Plan. In addition, the Committee reviews the performance of the Company's pension and 401(k) plans with the trustees of the plans.

       The goals of the Company's integrated executive compensation programs include the following:

        1. Attract and retain talented management personnel.
        2. Encourage management to obtain superior returns for the Company's stockholders.
        3. Promote preservation of the Company's capital base.

Salaries
--------

       In order to emphasize performance-based incentive compensation, base salaries are targeted to be slightly below the median salary for the industry. The Committee, with the assistance of management, determines the salary ranges for various positions based on survey data from the Company's industry peer group. The Committee then reviews management's recommendations for executive salaries and the performance summaries on which they are based. Final salary recommendations are made by the Committee to the full Board based on experience, sustained performance, and comparison to peers inside and outside the Company.

Incentive Compensation
----------------------

       The Company also has established three compensation plans which have the potential to increase annual compensation if the economic performance of the Company and its employees so warrants. These plans, which are described in detail in the "Incentive Compensation Plans" section of the Proxy Statement, have certain specific objectives.

       1. The Net Profits Interest Bonus Plan is designed to reward the personal contributions made by various management personnel to the Company's financial success. Plan participants share in the net profits in proportion to their relative weighted salaries during the year. Recognizing that the primary incentive for profitable acquisitions and operations needs to be provided to the most senior of the executive officers, the salaries of the president and the executive vice president are weighted at 100% and the salaries of all other participants are weighted at two-thirds of actual base salary or less.

       2. The Stock Option Plan is intended to reward executive management of the Company for long-term increases in the value of the Company's stock. The Stock Option Plan focuses on appreciation of the market price of the Company's stock over a five year period. As presently implemented by the Board (and in conjunction with the SARs as to the options granted November 21, 1996), if the average stock appreciation during this period is 25% per year, then the persons granted stock options at the beginning of the period will, at the end of five years, have the opportunity to receive an amount equal to 100% of their base salary at the time the stock option was granted. The options may be exercised at any time during a five year period beginning five years after the grant. This Stock Option Plan is designed to encourage management's concern for long-term appreciation of the stockholders' interest. In addition, the Board of Directors approved on March 27, 1997 an Incentive Stock Option Plan ("ISO Plan") which is intended to be a companion option plan with the Stock Option Plan. The ISO Plan is an alternative to the above-described Stock Option Plan for those employees designated by the Board of Directors to be granted stock options, with such employees electing at the time of grant whether the options to be granted shall be non-tax qualified options granted under the above-described Stock Option Plan or incentive stock options granted under the ISO Plan.

       3. The Company also has established a Cash Bonus Plan. Each year the Board of Directors evaluates the overall performance of the Company for the year and with the assistance of management determines the total cash bonus available to be allocated to employees. The proportional participation of each designee is a function of his or her performance during the year. As the minimum cash bonus distribution would equal ten percent of the salaries of designated participants, employees are motivated to achieve individual excellence even if the business climate affecting the oil and gas industry is poor.

Conclusion
----------

       The Company's executive compensation is linked to individual and corporate performance and stock price appreciation. Base salaries are set below the median for the industry so that incentivized compensation can have its intended effect. The Compensation Committee plans both to continue the policy of linking executive compensation to individual and corporate performance and returns to stockholders and to provide a cash bonus incentive to key employees which will provide performance motivation independent of the ups and downs of the oil and gas industry's business cycle.

                                              Richard C. Kraus, Chairman
                                              R. James Nicholson
April 3, 1998                                 Arend J. Sandbulte

                                RETIREMENT PLANS

Pension Plan
------------

       The Company's Pension Plan is a qualified, non-contributory defined benefit plan which is available to substantially all employees. This Plan was amended in 1994 to conform with the changes required by the Tax Reform Act of 1986 and to reduce the plan formula. The Company also has a supplemental pension plan for certain executive officers to provide for benefits in excess of Internal Revenue Code limits.

       The following table shows the estimated maximum annual benefits payable upon retirement at age 65 as a straight life annuity to participants in the Pension Plans for the indicated levels of average annual compensation and years of service.

                  Estimated Annual Pension        Estimated Annual Pension
                   Benefits for Executives         Benefits for Executives
                 Hired before 1995 with more      Hired after 1995 with more
Remuneration      than 15 years of service         than 25 years of service
------------     ---------------------------      --------------------------
  $100,000              $  67,454                        $  35,000
   125,000                 86,704                           43,750
   150,000                105,954                           52,500
   175,000                125,204                           61,250
   200,000                144,454                           70,000
   250,000                182,954                           87,500

       The qualified plan provides a benefit after 25 years of service equal to 35% of final average compensation, subject to Internal Revenue Code limits. Final average compensation is the average of the highest 3 consecutive years of the 10 years preceding termination of employment. For each named executive officer, the level of compensation used to determine benefits payable under the qualified pension plan is such officer's average of the base salaries (excluding bonus) shown in the Summary Compensation Table.

       The supplemental plan provides executives hired prior to 1995, after completing 15 years of service and reaching age 65, a benefit equal to 40% of final average compensation plus 37% of final average compensation integrated with the social security wage base without regard to compensation limitations provided under the qualified plan less the benefit provided by the qualified plan. For executives hired after 1994, the supplemental benefit is calculated using the formula for the qualified plan without the limitation imposed by
Section 415 of the Internal Revenue Code, less the benefit provided by the qualified plan.

       As of December 31, 1997, the named executive officers have the following years of credited service:

              Mark A. Hellerstein             6
              Ronald D. Boone                 7
              Ralph H. Smith                  2
              David L. Henry                  2

401(k) Plan
-----------

       The Company's 401(k) Profit Sharing Plan is a defined contribution pension plan qualified under the Employee Retirement Income Security Act of 1974. The 401(k) Plan allows eligible employees to contribute up to nine percent of their income on a pre-tax and/or after tax basis through contributions to the 401(k) Plan. The Company matches each employee's contributions up to six percent of the employee's pre-tax income. The Company also may contribute additional funds to the 401(k) Plan each year in its discretion. Company contributions vest over an employee's first five years of employment.

                                PERFORMANCE GRAPH

       The following Performance Graph compares the Company's cumulative total stockholder return on its Common Stock for the period December 31, 1992 to December 31, 1997 with the cumulative total return of the Standard Industrial Classification Code ("SIC Code") for Crude Petroleum and Natural Gas and the S&P 500 Index. The SIC Code for Crude Petroleum and Natural Gas is 1311. The identities of the companies included in the index will be provided upon request.

                              [GRAPH APPEARS HERE]

                     COMPARISON OF CUMULATIVE TOTAL RETURN*
                   AMONG ST. MARY LAND & EXPLORATION COMPANY,
                    THE S&P 500INDEX, AND THE SIC CODE INDEX

                                        12/31/92  12/31/93  12/31/94  12/31/95  12/31/96  12/31/97
                                        --------  --------  --------  --------  --------  --------
ST. MARY LAND & EXPLORATION COMPANY      100.00    107.74    117.94    126.14    226.31    320.51
SIC CODE INDEX                           100.00    119.15    124.87    137.33    182.60    185.09
S&P 500 INDEX                            100.00    110.08    111.54    153.45    188.69    251.64

--------------
     Assumes $100 invested on December 31, 1992 in St. Mary Land & Exploration Company, S&P 500 Index and SIC Code Index for Crude Petroleum and Natural Gas.

     *Total return assumes reinvestment of dividends.

                              EMPLOYMENT AGREEMENT

       On September 1, 1991, the Company entered into an employment agreement with Mr. Hellerstein. His current salary is $250,000 per year. Compensation is reviewed annually. Mr. Hellerstein participates in the Company's benefit plans and is entitled to bonuses and incentive compensation as determined by the Board of Directors and the Chairman of the Company. The agreement is terminable at any time upon 30 days' notice by either party. Upon termination of the agreement by the Company for any reason whatsoever (other than death, disability or misconduct by Mr. Hellerstein), the Company is obligated to continue to pay his compensation, including insurance benefits, for a period of one year.

       The Company also entered into an employment agreement with Mr. Smith effective October 1, 1995 and amended as of February 23, 1998. His current salary is $180,000 per year. Mr. Smith participates in the Company's benefit plans and is entitled to bonuses and incentive compensation as determined by the Board of Directors. The agreement allows Mr. Smith to elect to participate on an annual basis as a working interest owner in oil and gas interests acquired by the Company and managed through the Company's Mid-Continent (Tulsa) office during each year, which election is in lieu of participation in the Company's Net Profits Interest Bonus Plan. In addition, the Company administers Mr. Smith's interests at no charge. This agreement is terminable at any time and without further obligation upon six months notice by either party.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

       Set forth below is a description of transactions entered into between the Company and certain of its officers and directors during the last three years. Other transactions between the Company and its wholly-owned subsidiary St. Mary Operating Company, formerly Anderman/Smith Operating Company ("Anderman/ Smith") and some of its key personnel are described in Footnote 9 to the financial statements contained in the Form 10-K filed by the Company for 1997. Certain of these transactions will continue in effect and may result in conflicts of interest between the Company and such individuals. Although these persons may owe fiduciary duties to the Company and its stockholders, there can be no assurance that conflicts of interest will always be resolved in favor of the Company.

       R. James Nicholson has served as a director of the Company since 1987. He is also active in the real estate business. See "Nominees". Mr. Nicholson owns a 17% interest in a 40-acre parcel subject to a preferential distribution right in favor of Parish Corporation (a wholly-owned subsidiary of the Company) in the amount of $1,265,000.

       Ralph H. Smith was hired as Senior  Vice  President  -  Mid-Continent  on
October 1, 1995. During the previous 14 years he was a shareholder of Anderman/Smith and the principal manager of its activities in the Anadarko Basin. Along with the Company, he acquired a working interest in all of the oil and gas rights acquired through Anderman/Smith. The Board of Directors has approved the cost-bearing working interest participation by Mr. Smith, at his annual election as to participation and amount, of up to 10% of all working interests acquired by the Company each year which are managed from the Mid-Continent (Tulsa) office. Mr. Smith elected to participate at 7.5% for 1997 and 0% for 1998.

       As a result of their prior employment by Anderman/Smith, Ronald D. Boone and three other Vice Presidents own working interests and royalty interests in many of the Company's properties, earned as part of two Anderman/Smith employee benefit programs and from other Anderman/Smith entities in which they participated. They have no royalty participation in any new Company properties.

       Mr. Boone also owns 50% of Princeton Resources Ltd. and has a 33% interest in Baron Oil Corporation, entities which manage oil and gas working and royalty interests which he acquired as a result of his Anderman/Smith employment. While these corporations are managed by another former Anderman/Smith employee, Mr. Boone participates in their investment decisions. The Board of Directors has approved Mr. Boone's involvement in Princeton Resources and Baron Oil.

       From time to time, David C. Dudley, a director of the Company, offers the Company the right to participate in lease acquisition, exploration and development prospects in which Mr. Dudley's firm has an interest. The Company currently is not participating in any such prospect.

       During 1993 and 1994 the Company and others, having reserved to themselves the maximum working interest desired by each of them, sought to obtain the participation of outside parties in the drilling on an exploratory well on the Patterson Prospect in Louisiana. During 1994, in an effort to obtain the required amount of outside participation, the Board of Directors approved participation by any officer, employee or director who wished to acquire a portion of the available working interest on a promoted basis. Thomas E. Congdon, Dudley & Associates, LLC and Ronald D. Boone (through Princeton Resources Ltd.) all participated. A dry well was drilled in early 1995. The Company and its partners believe that the area remains prospective and plan to test a new prospect during 1998.

       The Company's By-Laws provide that no director may pursue a business or investment opportunity for himself if he has obtained knowledge of such opportunity through his affiliation with the Company, provided that the Company is interested in pursuing such opportunity and is financially or otherwise able to pursue the opportunity. Moreover, no officer or employee of the Company may pursue for his own account an oil and gas opportunity unless (a) with respect to an officer of the Company, the interest has been approved by the Board of Directors and (b) with respect to a non-officer of the Company, such interest of the employee has been approved by a senior officer of the Company with full knowledge of such opportunity. These restrictions do not apply to the acquisition of less than one percent of the publicly traded stock of another company as long as the Company is not at such time engaged in any present or pending transaction with the other company.

                         OTHER MATTERS TO BE VOTED UPON

Employee Stock Purchase Plan
----------------------------

         Effective September 18, 1997, the Board of Directors adopted an Employee Stock Purchase Plan. The purpose of the Employee Stock Purchase Plan is to enhance stockholder value by attracting, retaining and motivating key employees of the Company and of any subsidiary of the Company by providing them with a means to acquire a proprietary interest in the Company's success.

         The total number of shares of Common Stock of the Company that may be issued under the Employee Stock Purchase Plan is 500,000. The Employee Stock Purchase Plan provides for semi-annual offerings of the Common Stock of the Company to employees commencing on January 1 and July 1 and terminating on June 30 and December 31 of each year through 2017 (the "Semi-Annual Programs"). The first Semi-Annual Program, subject to stockholder approval, commenced on January 1, 1998 and terminates on June 30, 1998.

         All employees of the Company who have completed one year of continuous employment are eligible to participate in subsequent Semi-Annual Programs. Employees who elect to participate in a Semi-Annual Program do so by means of after-tax payroll deductions equal to not less than 1 percent and not more than 15 percent of their base salary. Employees may discontinue their participation in a Semi-Annual Program at any time and may withdraw all amounts withheld pursuant to a Semi-Annual Program or may elect to decrease their participation on one occasion during the term of a Semi-Annual Program. Employees may not purchase more than $25,000 in fair market value of the Company's Common Stock in any calendar year through the Employee Stock Purchase Plan.

         The price of shares of Common Stock purchased on behalf of employees with payroll deductions at the termination of a Semi-Annual Program is equal to the lower of 85 percent of the closing price of the Common Stock of the Company on the Nasdaq National Market System on the commencement date of a Semi-Annual Program or 85 percent of the closing price of the Common Stock of the Company on the Nasdaq National Market System on the termination date of a Semi-Annual Program.

         Since the Board of Directors believes that the Employee Stock Purchase Plan will attract, retain and motivate employees of the Company and of any subsidiary of the Company, the Board of Directors recommends that the stockholders vote FOR the approval of the Employee Stock Purchase Plan.

Increase in Authorized Shares of Common Stock
---------------------------------------------

         The Company has 15,000,000 authorized shares of $.01 par value common stock ("Common Stock"), of which 10,984,023 shares were outstanding as of April 3, 1998.

         On March 26, 1998, the Board of Directors approved an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock to 50,000,000 shares, subject to approval of the stockholders.

         Since the Board of Directors believes that the proposed increase in the number of authorized shares of Common Stock will provide the Company with additional financial flexibility, the Board of Directors recommends that stockholders vote FOR approval of the increase in number of authorized shares of Common Stock.

       Other than the election of Directors, the approval of the Employee Stock Purchase Plan and the approval of an increase in the number of authorized shares of Common Stock, the Company is aware of no matters to be submitted to a vote of the stockholders at the Annual Meeting.

                          COMPLIANCE WITH SECTION 16(a)
                    UNDER THE SECURITIES EXCHANGE ACT OF 1934

       Based solely on a review of reports filed with the Company, all directors and executive officers timely filed all reports regarding transactions in the Company's securities required to be filed during 1997 by Section 16(a) under the Securities Exchange Act of 1934.

                            INDEPENDENT ACCOUNTANTS

       The  Board  of  Directors  has  selected   Arthur  Andersen  LLP  as  the
independent public accountants to audit the books, records and accounts of the Company for its 1998 fiscal year.

       The report of Arthur Andersen LLP on the Company's financial statements as of December 31, 1997 and the report of Coopers & Lybrand L.L.P. on the Company's financial statements as of December 31, 1996 and for each of the two years in the period ended December 31, 1996 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Further, during the two most recent fiscal years and interim period subsequent to December 31, 1997, there have been no disagreements with Arthur Andersen LLP or Coopers & Lybrand L.L.P. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events. The Company first engaged Arthur Andersen LLP as the independent public accountants for its fiscal 1997 year based on the Company's effort to obtain what it believes to be more cost-effective accounting and auditing services.

       To the knowledge of management, neither of these accounting firms nor any of their members has any direct or material indirect financial interest in the Company nor any connection with the Company in any capacity other than as independent public accountants.

                              STOCKHOLDER PROPOSALS

       Proposals of stockholders intended to be presented at the 1999 Annual Meeting of Stockholders must be received by the Company on or before November 1, 1998 in order to be eligible for inclusion in the Company's proxy statement and form of proxy. To be so included, a proposal must also comply with all applicable provisions of Rule 14a-8 under the Securities Exchange Act of 1934.

                                  OTHER MATTERS

       Management does not know of any other matters to be brought before the Annual Meeting of Stockholders. If any other matters not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to vote such proxy in accordance with their best judgment on such matters.

                                             By Order of the Board of Directors

                                             /s/ DAVID L. HENRY
                                             ----------------------------------
                                             David L. Henry
                                             Secretary
April 16, 1998

EXHIBIT 10.50

                       ST. MARY LAND & EXPLORATION COMPANY

                          EMPLOYEE STOCK PURCHASE PLAN


                                    ARTICLE I
                            ESTABLISHMENT AND PURPOSE

     1.1 Establishment. St. Mary Land & Exploration Company, a Delaware corporation (the "Company"), hereby establishes an employee stock purchase plan for employees of the Company or of a subsidiary of the Company, providing material services to the Company, which shall be known as the ST. MARY LAND & EXPLORATION COMPANY EMPLOYEE STOCK PURCHASE PLAN (the "Plan").

     1.2 Purpose. The purpose of the Plan is to enhance shareholder value by attracting, retaining and motivating employees of the Company and of a subsidiary of the Company by providing them with a means to acquire a proprietary interest in the Company's success.

                                   ARTICLE II
                                   DEFINITIONS

     2.1 Account. "Account" shall mean the account maintained by the Plan Administrator consisting of payroll deductions with respect to such Participant as adjusted for amounts used to purchase Stock and distributions to the Participant.

     2.2 Base Pay. "Base Pay" shall mean regular straight-time earnings excluding payments for overtime, shift premium, bonuses and other special payments, commissions and other incentive payments and as further defined in
Section 8.1.

     2.3 Board. "Board" shall mean the Board of Directors of the Company.

     2.4 Employee. "Employee" means any person who is customarily employed on a full-time or part-time basis by the Company or a Subsidiary Corporation and is regularly scheduled to work more than 20 hours per week.

     2.5 Offering. "Offering" shall mean a semi-annual offering of the Company's Stock as further described in Section 6.1.

     2.6 Offering Commencement Date and Offering Termination Date. "Offering Commencement Date" and "Offering Termination Date" are defined in Section 6.1.

     2.7 Option. "Option" shall mean a Participant's right to purchase Stock of the Company as of each Offering Termination Date for each Offering with the accumulated payroll deductions in the Participant's Account.

     2.8 Participant. "Participant" shall mean an Employee who becomes a Participant by completing an authorization for payroll deduction under Section 3.4.

                                      -1A-

     2.9 Plan Administrator. "Plan Administrator" shall mean the Vice President of Accounting and Administration or such other person as may be designated from time to time by the Board of the Company.

     2.10 Stock. "Stock" shall mean shares of the Company's common stock subject to this Plan.

     2.11 Subsidiary Corporation. "Subsidiary Corporation" shall mean any present or future corporation which (i) would be a "subsidiary corporation" of St. Mary Land & Exploration Company as that term is defined in Section 424 of the Internal Revenue Code and (ii) is designated as a Participant in the Plan by the Committee.

                                   ARTICLE III
                          ELIGIBILITY AND PARTICIPATION

     3.1 Initial Eligibility. Any Employee who shall have completed one year of continuous employment and who is employed by the Company on the next following Offering Commencement Date shall be eligible to participate in Offerings under the Plan which commence on or after such Offering Commencement Date.

     3.2 Leave of Absence. For purposes of participation in the Plan, a person on leave of absence shall be deemed to be an Employee until his employment with the Company otherwise terminates.

     3.3 Restrictions on Participation. Notwithstanding any provisions of the Plan to the contrary, no Employee shall be granted an Option

          (a) if, immediately after the grant, such Employee would own Stock or hold outstanding Options to purchase Stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company (for purposes of this paragraph, the rules of Section 424(d) of the Code shall apply in determining stock ownership of any Employee); or

          (b) which permits his rights to purchase Stock under all employee stock purchase plans of the Company to accrue at a rate which exceeds $25,000 in fair market value of the Stock (determined at the time such option is granted) for each calendar year in which such Option is outstanding.

     3.4 Commencement of Participation. An Employee who meets the requirements of Section 3.1 may become a Participant by completing an authorization for a payroll deduction on the form provided by the Company and filing it with the Plan Administrator on or before the date set for such purpose by the Plan Administrator, which date shall be prior to the Offering Commencement Date for the Offering (as such terms are defined below). Payroll deductions for a Participant shall commence on the applicable Offering Commencement Date when his authorization for a payroll deduction becomes effective and shall end on the Offering Termination Date of the Offering to which such authorization is applicable unless sooner terminated by the Participant as provided in Article X.

                                      -2A-

                                   ARTICLE IV
                                 ADMINISTRATION

     Administration. The Board shall be responsible for administering the Plan and appointing the Plan Administrator.

          (a) The Board is authorized to interpret the Plan; to prescribe, amend, and rescind rules and regulations relating to the Plan; to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company with respect to the Plan; and to make all other determinations necessary or advisable for the administration of the Plan. Determinations, interpretations, or other actions made or taken by the Board with respect to the Plan and Options granted under the Plan shall be final and binding and conclusive for all purposes and upon all persons.

          (b) At the discretion of the Board the Plan may be administered by a Committee of two or more non-employee Directors appointed by the Board (the "Committee"). The Committee shall have full power and authority, subject to the limitations of the Plan and any limitations imposed by the Board, to construe, interpret and administer the Plan and to make determinations which shall be final, conclusive and binding upon all persons, including any persons having any interests in any Options which may be granted under the Plan, or Stock purchased under the Plan.

          (c) Where a Committee  has been created by the Board  pursuant to this
     Article IV, references in the Plan to actions to be taken by the Board shall be deemed to refer to the Committee as well, except where limited by the Plan or by the Board.

          (d) No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

                                    ARTICLE V
                            STOCK SUBJECT TO THE PLAN

     5.1 Number. The maximum number of shares of Stock which shall be issued under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in Section 5.2 shall be 500,000 shares. If the total number of shares of Stock for which Options are exercised on any Offering Termination Date in accordance with Article V exceeds the maximum number of shares of Stock remaining in the Plan, the Company shall make a pro rata allocation of the shares available for delivery and distribution in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of payroll deductions credited to the Account of each Participant under the Plan shall be returned to him as promptly as possible.

     5.2 Adjustment in Capitalization. In the event of any change in the outstanding shares of Stock of the Company by reason of a stock dividend or split, recapitalization, reclassification, or other similar capital change, the aggregate number of shares of Stock set forth in Section 5.1 shall be appropriately adjusted by the Board, whose determination shall be conclusive. In any such case, the number and kind of shares of Stock that are subject to any Option and the Option price per share shall be proportionately and appropriately adjusted without any change in the aggregate Option price to be paid therefor upon exercise of the Option.

                                      -3A-

                                   ARTICLE VI
                                    OFFERINGS

     6.1 Semi-Annual Offerings. The Plan will be implemented by semi-annual offerings of the Company's Stock (the "Offerings") commencing on January 1 and July 1 of such year and terminating on June 30 and December 31 of such year, respectively. The first Offering shall commence on January 1, 1998 and, unless all shares of Stock in the Plan shall have been purchased prior thereto, the last Offering shall commence on July 1, 2017.

     As used in the Plan, "Offering Commencement Date" means the January 1 or July 1, as the case may be, on which the particular Offering begins and "Offering Termination Date" means the June 30 or December 31, as the case may be, on which the particular Offering terminates.

                                   ARTICLE VII
                               PAYROLL DEDUCTIONS

     7.1 Amount of Deduction. At the time a Participant files his authorization for payroll deduction, deductions shall be made from his Base Pay in accordance with such authorization on each payday which falls on or after the Offering Commencement Date and on or before the Offering Termination Date during the time he is a Participant at the rate of not less than 1% and not more than 15% of his Base Pay during the Offering. In the case of a part-time hourly Employee, such Employee's Base Pay during an Offering shall be determined by multiplying such Employee's hourly rate of Base Pay during the Offering by the number of regularly scheduled hours of work for such Employee during such Offering.

     7.2 Participant's Account. All payroll deductions made for a Participant shall be credited to his Account under the Plan. A Participant may not make any separate cash payment into such Account.

     7.3 Changes in Payroll Deductions. A Participant may discontinue his participation in the Plan as provided in Article X or on one occasion only during the Offering period may elect to decrease the percentage of Base Pay of his contributions to his Account by filing with the Plan Administrator a new payroll deduction authorization, but no other change can be made during an Offering.

     7.4 Leave of Absence. If a Participant goes on a leave of absence, such Participant shall have the right to elect either: (a) to withdraw the balance in his or her Account pursuant to Section 9.2 or (b) to remain a Participant in the Plan authorizing deductions to be made from payments by the Company to the Participant during such leave of absence, if any.

                                      -4A-

                                  ARTICLE VIII
                               GRANTING OF OPTION

     8.1 Number of Option Shares. On the Commencement Date of each Offering, a Participant shall be deemed to have been granted an Option to purchase shares of the Stock of the Company equal to (i) that percentage of the Employee's Base Pay which he has elected to have withheld (but not in any case less than 1% or more than 15%) multiplied by (ii) the Employee's Base Pay during the period of the Offering (iii) divided by the lesser of 85% of the market value of Stock on the applicable Offering Commencement Date or 85% of the market value of each share of Stock on the applicable Offering Termination Date. The market value of the Stock shall be determined as provided in paragraphs (a) and (b) of Section 8.2 below. An Employee's Base Pay during the six-month period of an Offering shall be determined by multiplying his normal weekly Base Pay rate (as adjusted during the Offering period) by 26 or the hourly rate by 1,040; provided that, in the case of a part-time hourly Employee, the Employee's Base Pay during the period of an Offering shall be determined by multiplying such Employee's hourly Base Pay rate by the number of regularly scheduled hours of work for such Employee during such Offering.

     8.2 Option Price. The option price of each share of Stock purchased with payroll deductions made during such annual Offering for a Participant therein shall be the lower of:

          (a) 85% of the closing price of the Stock on the Offering Commencement Date or the nearest prior business day on which trading occurred on the NASDAQ National Market System; or

          (b) 85% of the closing price of the Stock on the Offering Termination Date or the nearest prior business day on which trading occurred on the NASDAQ National Market System. If the Stock of the Company is not admitted to trading on any of the aforesaid dates for which closing prices of the Stock are to be determined, then reference shall be made to the fair market value of the Stock on that date, as determined on such basis as shall be established or specified for the purpose by the Board.

                                   ARTICLE IX
                               EXERCISE OF OPTION

     9.1 Automatic Exercise. A Participant's Option for the purchase of Stock with payroll deductions made during any Offering will be deemed to have been exercised automatically on the Offering Termination Date applicable to such Offering for the purchase of the number of full shares of Stock which the accumulated payroll deductions in his Account at that time will purchase at the applicable option price (but not in excess of the number of shares of Stock for which Options have been granted to the Participant pursuant to Section 8.1).

     9.2 Withdrawal of Account. By written notice to the Plan Administrator, at any time prior to the Offering Termination Date applicable to any Offering, a Participant may elect to withdraw all the accumulated payroll deductions in his Account at such time.

     9.3 Fractional Shares. Fractional shares will not be issued under the Plan and any accumulated payroll deductions which would have been used to purchase fractional shares will be returned to any Participant promptly following the Offering Termination Date, without interest, unless the Participant has elected to participate in the next following Offering, in which case such deductions shall be retained in the Participant's Account and applied to the purchase of shares of Stock in such Offering.

     9.4 Transferability of Option. During a Participant's lifetime, Options held by such Participant shall be exercisable only by that Participant.

                                      -5A-

     9.5 Delivery of Stock. As promptly as practicable after the Offering Termination Date of each Offering, the Company will deliver to each Participant, as appropriate, the Stock purchased upon exercise of his Option.

                                    ARTICLE X
                                   WITHDRAWAL

     10.1 In General. As indicated in Section 9.2, a Participant may withdraw payroll deductions credited to his Account under the Plan at any time by giving written notice to the Plan Administrator of the Company. All of the Participant's payroll deductions credited to his Account will be paid to him promptly after receipt of his notice of withdrawal, and no further payroll deductions will be made from his pay during such Offering. The Company may, at its option, treat any attempt to borrow by an Employee on the security of his accumulated payroll deductions as an election, under Section 9.2, to withdraw such deductions.

     10.2 Effect on Subsequent Participation. A Participant's withdrawal from any Offering will not have any effect upon his eligibility to participate in any succeeding Offering or in any similar plan which may hereafter be adopted by the Company.

     10.3 Termination of Employment. Upon termination of the Participant's employment for any reason, including retirement (but excluding death while in the employ of the Company) prior to the Offering Termination Date, the payroll deductions credited to his Account will be returned to him or in the case of his death to the person or persons entitled thereto under Section 19.1.

     10.4 Termination of Employment Due to Death. Upon termination of the Participant's employment because of his death, his beneficiary as defined in
Section 19.1, or if none is designated, his estate shall have the right to elect by written notice given to the Plan Administrator of the Company prior to the earlier of the Offering Termination Date or the expiration of a period of 60 days commencing with the date of the death of the Participant either:

          (a) to withdraw all of the payroll deductions credited to the Participant's Account under the Plan, or

          (b) to exercise the Participant's Option for the purchase of Stock on the Offering Termination Date next following the date of the Participant's death for the purchase of the number of full shares of Stock which the accumulated payroll deductions in the Participant's Account at the date of the Participant's death will purchase at the applicable option price, and any excess in such Account will be returned to said beneficiary, without interest.

     In the event that no such written notice of election shall be duly received by the office of the Plan Administrator of the Company, the beneficiary shall automatically be deemed to have elected, pursuant to paragraph (b), to exercise the Participant's Option.

     10.5 Leave of Absence. A Participant on leave of absence shall, subject to the election made by such Participant pursuant to Section 7.4, continue to be a Participant in the Plan so long as such Participant remains an Employee.

                                      -6A-

                                   ARTICLE XI
                                    INTEREST

     11.1 Payment of Interest. No interest will be paid or allowed on any money paid into the Plan or credited to the Account of any Participant, including money which is distributed to an Employee or his beneficiary pursuant to any provision of this Plan.

                                   ARTICLE XII
                             NO RIGHT TO EMPLOYMENT

     Nothing in the Plan shall interfere with or limit in any way the right of the Company or a Subsidiary Corporation to terminate any Employee's employment at any time, nor confer upon any Employee any right to continue in the employ of the Company or a Subsidiary Corporation.

                                  ARTICLE XIII
                          AMENDMENT, MODIFICATION, AND
                             TERMINATION OF THE PLAN

     The Board may at any time terminate and from time to time may amend or modify the Plan. Any amendment or modification of the Plan by the Board may be accomplished without approval of the shareholders of the Company, except in the event that shareholder approval of such amendment or modification is required by any law or regulation governing the Company.

     No amendment, modification, or termination of the Plan shall in any manner adversely affect any outstanding Option under the Plan without the consent of the Participant holding the Option.

                                   ARTICLE XIV
                       ACQUISITION, MERGER OR LIQUIDATION

     14.1 Acquisition.

          (a) In the event that an acquisition occurs with respect to the Company, the Company may, but shall not be required to, cancel an Offering and all Options outstanding as of the effective date of such acquisition, whether or not such Options are then exercisable. In that event, the payroll deductions credited to the Account of each Participant shall be returned to him. If the Company does not elect to cancel the Offering, such Offering shall terminate on the day immediately prior to the effective date of the Acquisition and such date shall be considered the Offering Termination Date for the Offering.

          (b) For purposes of this section, an "acquisition" shall mean any transaction in which substantially all of the Company's assets are acquired or in which a controlling amount of the Company's outstanding shares are acquired, in each case by a single person or entity or an affiliated group of persons and entities. For purposes of this section, a controlling amount shall mean more than fifty percent of the issued and outstanding shares of Stock of the Company. The Company shall have the above option to cancel an Offering and all Options regardless of how the acquisition is effectuated, whether by direct purchase, through a merger or similar corporate transaction, or otherwise.

          (c) Where the Company  does not exercise its option under this Section
     14.1 the remaining provisions of this Article XIV shall apply, to the extent applicable.

                                      -7A-

     14.2 Merger or Consolidation. If the Company shall be the surviving corporation in any merger or consolidation, any Offering shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the Option would have been entitled in such merger or consolidation, provided that the Company shall not be considered the surviving corporation for purposes hereof if the Company is the survivor of a reverse triangular merger.

     14.3 Other Transactions. A dissolution or a liquidation of the Company or a merger and consolidation in which the Company is not the surviving corporation (the Company shall not be considered the surviving corporation for purposes hereof if the Company is the survivor of a reverse triangular merger) shall cause every Offering outstanding hereunder to terminate as of the effective date of such dissolution, liquidation, merger or consolidation. In that event, the payroll deductions credited to the Account of each Participant shall be returned to him.

                                   ARTICLE XV
                             SECURITIES REGISTRATION

     15.1 Securities Registration. In the event that the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended, or any other applicable statute, any Options or any Stock with respect to which an Option may be or shall have been granted or exercised, or to qualify any such Options or Stock under the Securities Act of 1933, as amended, or any other statute, then the Participant shall cooperate with the Company and take such action as is necessary to permit registration or qualification of such Options or Stock.

     15.2 Representations. Unless the Company has determined that the following representation is unnecessary, each person participating in an Offering may be required by the Company, as a condition to the issuance of the shares of Stock pursuant to such Offering to make a representation in writing (i) that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof within the meaning of the Securities Act of 1933, and (ii) that before any transfer in connection with the resale of such shares, he will obtain the written opinion of counsel for the Company, or other counsel acceptable to the Company, that such shares may be transferred without registration thereof. The Company may also require that the certificates representing such shares contain legends reflecting the foregoing. To the extent permitted by law, including the Securities Act of 1933, nothing herein shall restrict the right of a Participant to sell the shares received in an open market transaction.

                                   ARTICLE XVI
                                 TAX WITHHOLDING

     Whenever shares of Stock are to be issued pursuant to an Offering, the Company shall have the power to require the recipient of the Stock to remit to the Company an amount sufficient to satisfy federal, state, and local withholding tax requirements, if any.

                                      -8A-

                                  ARTICLE XVII
                                 INDEMNIFICATION

     To the extent permitted by law, each person who is or shall have been a member of the Board or the Committee and the Plan Administrator shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's certificate of incorporation or bylaws, as a matter of law, or otherwise, or any power that the Company or a Subsidiary Corporation may have to indemnify them or hold them harmless.

                                  ARTICLE XVIII
                               REQUIREMENTS OF LAW

     18.1 Requirements of Law. The granting of Options pursuant to an Offering and the issuance of shares of Stock upon the exercise of an Option shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     18.2 Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Colorado.

                                   ARTICLE XIX
                                  MISCELLANEOUS

     19.1 Designation of Beneficiary. A Participant may file a written designation of a beneficiary who is to receive any Stock or cash. Such designation of beneficiary may be changed by the Participant at any time by written notice to the Plan Administrator of the Company. Upon the death of a Participant and upon receipt by the Company of proof of identity and existence at the Participant's death of a beneficiary validly designated by him under the Plan, the Company shall deliver such Stock or cash to such beneficiary. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such Stock or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Stock or cash to the spouse or to any one or more dependents of the Participant as the Company may designate. No beneficiary shall, prior to the death of the Participant by whom he has been designed, acquire any interest in the Stock or cash credited to the Participant under the Plan.

     19.2 Transferability. Neither payroll deductions credited to a Participant's Account nor any rights with regard to the exercise of an Option or to receive Stock under the plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the Participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 9.2.

                                      -9A-

     19.3 Use of Funds. All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose and the Company shall not be obligated to segregate such payroll deductions.

     19.4 Effect of Plan. The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Employee in the Plan, including, without limitation, such Employee's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Employee.

                                   ARTICLE XX
                             EFFECTIVE DATE OF PLAN

     The Plan shall be effective on January 1, 1998.

     THIS EMPLOYEE STOCK PURCHASE PLAN was adopted by the Board of Directors of St. Mary Land & Exploration Company on September 18, 1997, to be effective upon adoption.

     The Plan requires approval of the shareholders of the Company and shall be submitted to a vote for their approval by the Board of Directors as soon as is practicable. If this Plan is not approved by vote of the shareholders within 12 months after its adoption by the Board of Directors, it shall be void and any Offering then in process shall terminate and all Participants shall be returned the balances in their Accounts. Participants may retain, however, any Stock already purchased pursuant to a completed Offering and the Company shall deduct and withhold from any amounts subsequently due and owing to the Participant such federal, state and local taxes as shall be required pursuant to applicable law based on failure of the Plan to qualify as an "employee stock purchase plan" as defined under Internal Revenue Code Section 423.

                               ST. MARY LAND & EXPLORATION COMPANY


                               By:    /s/ MARK A. HELLERSTEIN
                                      -------------------------------------

                               Title: President and Chief Executive Officer
                                      -------------------------------------




                                     -10A-